Exhibit 10.1

                                      LEASE

         THIS LEASE made and entered into this _____ day of __________, 2005, (the "Effective Date") between MCW-RC-SC-North Pointe, L.L.C., a Delaware limited liability company ("Landlord"), and Carolina National Bank and Trust Company, a national banking association ("Tenant").

                                    ARTICLE 1

                                     DEMISE

         Premises. Landlord for an in consideration of the covenants and agreements hereinafter set forth to be kept and performed does hereby demise and lease to Tenant, subject to the Shopping Center Documents and the Permitted Encumbrances for the Term (each as defined below) the premises (the "Premises"), being that land having an area of approximately 0.803 acres and attached building shown on the site plan attached hereto and made a part hereof as Exhibit A (the "Site Plan") as an outparcel in the North Pointe Shopping Center (the "Shopping Center") in Columbia, South Carolina, and as legally described in Exhibit B attached hereto and made a part hereof. Landlord hereby grants to Tenant, its customers, guests, invitees, employees, agents and licensees all easements, rights and privileges appurtenant thereto, including the right to use the parking areas, driveways, roads, means of ingress and egress and other portions of the "Common Areas" (herein so called) as reflected in the Site Plan. Landlord and Tenant hereby acknowledge and agree that the Premises shall be encumbered by and is subject and subordinate to that certain Declaration of Easement, Covenants and Restrictions as more particularly set forth in Article 50 hereof (the "DEC" or the "Shopping Center Documents"), and (ii) other easements and restrictions of record ("Permitted Encumbrances"). Landlord covenants that neither the DEC nor the Permitted Encumbrances shall impair Tenant's ability to utilize the Premises for the purposes described in this Lease, shall materially restrict Tenant's ability to design and construct its building, site work, appurtenances and signage as contemplated hereunder, or shall materially modify or countermand any of the provisions contained in this Lease.

                                    ARTICLE 2

                                  TERM AND USE

         2.1 Primary Term. The "Primary Term" (herein so called) of this Lease shall begin on the Rent Commencement Date (as defined in Section 4.1 hereof) and shall end at midnight on the last day of the tenth (10th) Lease Year (defined below) following the Rent Commencement Date. For purposes of this Lease, a "Lease Year" shall be defined as that twelve (12) month period during the Primary Term or any Extension Term (hereinafter defined) commencing on the Rent Commencement Date or the annual anniversary thereof, as may be applicable; provided, however, that if the Rent Commencement Date is a day other than the first day of a calendar month, then the first Lease Year shall include that period of time from the Rent Commencement Date up to the first day of the next calendar month and the period of twelve months thereafter, and any subsequent Lease Year shall be the twelve (12) month period beginning on the first day of such month. For purposes of this Lease, a "Lease Month" shall be defined as those successive calendar month periods beginning with the Rent Commencement Date and continuing through the Primary Term or any Extension Term of this Lease; provided, however, if the Rent Commencement Date is a day other than the first day of a calendar month, then the first Lease Month shall include that period of time from the Rent Commencement Date up to the first day of the next calendar month, and each subsequent Lease Month shall be a calendar month period beginning on the first day of such month. The Primary Term and any Extension Terms are sometimes collectively referred to herein as the "Term."

         2.2 Extension Terms. Provided Tenant has not been in monetary default of any term, condition or covenant contained in this Lease at the time of exercise of an option to renew the Primary Term beyond any period for curing same, Tenant shall have the option of extending this Lease for two (2) additional terms (hereinafter, collectively referred to as "Extension Terms," or individually as an "Extension Term") of (5) years on the same terms and conditions as provided herein at the Base Annual Rent set forth in Section 4.2 hereof. Notice of the exercise of such option shall be delivered by Tenant to Landlord, in writing, not later than one hundred eighty (180) days prior to the expiration of the Primary Term or the previous Extension Term, as the case may be.

         2.3 Use. Tenant shall have the right to conduct its business in the Demised Premises under the name Carolina National Bank, or such trade name as is used by a majority of Tenant's other branches in the State of South Carolina.

          The Premises shall be occupied and used by Tenant for the purpose of conducting therein the business of the operation of a banking and financial institution (including the existing drive-thru and walk-up Automatic Teller Machines ("ATM") and offering related services as are permitted by law to Tenant or any of its subsidiaries or affiliates and for any other lawful purpose with Landlord's prior written consent, subject to restrictions or record and exclusive uses at the Shopping Center, but for no other purpose. Tenant shall have the right to cause the operation of the Premises to conform to Exhibit F and operation of the majority of its branch locations in the State of South Carolina. Such right shall include, but shall not be limited to, the right to install Tenant's standard automated teller machines ("ATMs") through the exterior wall(s) of the Premises, and the right to maintain Tenant's standard ATM environment as such may from time to time be changed. Such right shall also include the right to install a night depository through the exterior wall of the Premises. Upon removal of its ATMs and depository, Tenant shall repair any damage to the exterior wall.

                                    ARTICLE 3

                        EXHIBITS AND ORGINAL CONSTRUCTION

         3.1 Exhibits. The exhibits listed below and attached to this Lease are incorporated herein by reference:

         EXHIBIT A    Site Plan of Premises
         EXHIBIT B    Legal Description of the Premises
         EXHIBIT C    Subordination, Attornment and Non-Disturbance Agreement
         EXHIBIT D    Term Expiration Agreement
         EXHIBIT E    Memorandum of Lease
         EXHIBIT F    Architectural Rendering and footprint of Tenant's Building
         EXHIBIT G    Sign Drawing
         EXHIBIT H    Shopping Center Site Plan
         EXHIBIT I    Intentionally Deleted
         EXHIBIT J    Intentionally Deleted

         3.2 Delivery of Premises. Landlord estimates delivery of the Premises to Tenant by August 15, 2005. Tenant is responsible for all sidewalks and landscaping within the building limit line as allocated on the Site Plan of the Premises.

         3.3 Initial Construction. Within thirty (30) days following the date of Lease execution, Tenant's architect shall prepare and submit to Landlord a concept plan (the "Preliminary Plans") for the modifications proposed by Tenant to the exterior of the existing building on the Premises ("Tenant's Building") which shall conform in all material respects to the applicable law, rules, regulations and restrictions of record. Within two (2) business days of receipt of the Preliminary Plans, Landlord shall deliver to Tenant its written comments on the Preliminary Plans. The Preliminary Plans shall be revised by Tenant's architect to incorporate Landlord's reasonable comments within ten (10) days of delivery of such comments to Tenant. The revised Preliminary Plans shall again be submitted to Landlord, and Landlord and Tenant shall continue the review and approval process as hereinabove provided; provided, however, the response time by each party shall be shortened to five (5) days until the Preliminary Plans have been finally approved by the Landlord, thereupon the Preliminary Plans shall be the "Plans." Once approved by the Landlord, the Plans shall not be materially changed without the prior written approval of Tenant and Landlord. Within sixty (60) days of approval of the Plans by Landlord and Tenant and receipt by Tenant of all permits and approvals required therefor, Tenant shall commence the work described on the Plans ("Tenant's Work") and shall thereafter prosecute Tenant's Work with due diligence and without interruption to completion. Tenant shall endeavor to open to the public as a financial institution for at least one full business day, fully staffed and fixtured, within one hundred twenty (120) days of delivery and Tenant's receipt of all necessary permits (which Tenant shall be obligated to use its best efforts to procure so as to permit construction to commence as soon as possible following delivery of the building pad to Tenant), subject to force majeure and receipt of a certificate of occupancy.


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


         3.4 Quality of Work. Tenant shall, at its expense, perform Tenant's Work in a good and workmanlike manner. Tenant shall utilize first-quality new materials in compliance with all applicable laws, ordinances, rules and statutes.

         3.5 Insurance During Construction. During construction on the Premises, Tenant, at its expense, shall obtain and maintain builder's risk insurance and public liability insurance and worker's compensation insurance adequate to fully protect Tenant, as well as Landlord, from and against any and all liability for death or injury in person, or damage to property, caused by the construction of Tenant's Work.

         3.6 Mechanic's Liens. Tenant shall not permit any mechanic's or other lien to be filed against the Premises and shall indemnify and defend Landlord against the same. If any such lien is filed against the Premises, Tenant shall cause such lien to be bonded off within thirty (30) days after the filing of such lien. Tenant may contest such lien so long as Tenant bonds off the lien prior to such contest. Should Tenant fail to remove, discharge or bond off the lien within the required time period, then Landlord may bond off or pay off the lien and Tenant shall reimburse Landlord for the cost of doing so upon demand as provided in Article 13.

                                    ARTICLE 4

                            DATE ON WHICH RENT BEGINS

         4.1 Rent Commencement Date. The Base Annual Rent and all Additional Rent shall commence on August 15, 2005 (the "Rent Commencement Date"). Landlord and Tenant shall complete and execute the Term Expiration Agreement, in accordance with the form attached hereto as Exhibit D. Real Estate Taxes, if payable to Landlord, and common area maintenance charge under the Shopping Center Documents are herein referred to as "Additional Rent." Base Annual Rent and Additional Rent are sometimes collectively referred to herein as "Rent."

         4.2 Base Annual Rent. Tenant hereby covenants and agrees to pay Landlord, for the use and occupancy of the Premises, at the times and in the manner provided herein, the following sums of money ("Base Annual Rent").

         (a) The Base Annual Rent for each of Lease Years 1 through 5 shall be $36,000.00.

         (b) The Base Annual Rent for each of Lease Years 6 through 10 shall be $40,000.00.

         (c) The Base Annual Rent for each of Lease Years 11 through 15 shall be $44,800.00 should Tenant provide one hundred eighty
                  (180) days prior written notice of its intent to exercise this option.

         (d) The Base Annual Rent for each of Lease Years 16 through 20 shall be $50,000.00 should Tenant provide one hundred eighty
                  (180) days prior written notice of its intent to exercise this option.

Base Annual Rent shall be paid in U.S. dollars, in advance, without set-off or deduction except as set forth herein, and without notice or invoice from Landlord in equal monthly installments, on the first day of each and every month during the Term hereof, commencing upon the Rent Commencement Date and ending upon the termination date of this Lease. In the event the Rent Commencement Date shall commence on a day other than the first day of a month, then the Base Annual Rent for the period from such Rent Commencement Date until the first day of the month next following shall be prorated accordingly. All payments provided for in this Lease (those hereinafter stipulated as well as Base Annual Rent) shall be paid or mailed to: North Pointe, c/o MCW-RC-SC-North Pointe, LLC, P.O. Box 534295, Atlanta, Georgia 30353-4295, (Federal Tax Identification Number:
20-1356728), or to such other payee or address as Landlord may designate in writing to Tenant. All amounts due under this Lease that are not received by Landlord within ten (10) days after being due and payable shall thereafter accrue interest from the due date until the date paid at a rate equal to two percent (2%) in excess of the so-called Prime Rate of major United States financial institutions as published in the Wall Street Journal (or successor publication), which rate shall change as and when such Prime Rate shall be changed (the "Default Rate") but not to exceed the maximum rate allowable by law.


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

                                    ARTICLE 5

                                      TAXES

         In addition to the Base Annual Rent provided for herein, Tenant agrees to pay Landlord additional payments, as follows:

         5.1 Real Estate Taxes. Tenant shall be responsible for all real property taxes and general and special assessments, foreseen and unforeseen ("Real Estate Taxes"), which may be levied or assessed against the Premises for any tax year which is wholly or partly within any Lease Year. As used herein, the term "Real Estate Taxes" shall mean all real estate taxes, assessments, metropolitan district charges, sewer rents, ad valorem charges, water rents, front foot benefit charges, and all other governmental impositions in the nature of the foregoing, including any sums levied pursuant to the Shopping Center Documents. If at any time during the Term the method of taxation prevailing at the commencement of the Term shall be altered so as to cause the whole or any part of the items constituting Real Estate Taxes to be levied, assessed or imposed wholly or partly as a capital levy, or otherwise, on the rents received from the Premises, wholly or partly in lieu of the imposition of, or the increase of, taxes in the nature of Real Estate Taxes issued against the Premises, then the charge to Landlord resulting from such altered method of taxation shall be deemed to be within the definition of Real Estate Taxes. Landlord will have the Premises separately assessed and billed for the purpose of Real Estate Taxes. Should at any time during the Term the Premises not be separately assessed, then Tenant shall be responsible for payment of its "pro rata share" of the bill for Real Estate Taxes levied against the tax parcel or parcels of which the Premises is a part (the "Tax Parcel"). Tenant's "pro rata share" shall be defined as the percentage that the gross leasable area of all the buildings located within the Tax Parcel. In making such determination, the records of the tax assessor shall prevail. In the event the Premises is not separately assessed, Tenant shall pay its "pro rata share" of Real Estate Taxes to Landlord at least thirty (30) days before such Real Estate Taxes become delinquent. Also, in such event Landlord shall provide to Tenant the computation of and supporting documentation for Tenant's "pro rata share" of Real Estate Taxes at least thirty (30) days prior to the date upon which Tenant must pay such "pro rata share" of Real Estate Taxes to Landlord.

         5.2 Payment. Real Estate Taxes during the Term hereof shall be paid annually by Tenant to either the taxing authority or Landlord (if the Premises is not separately assessed) prior to the date upon which penalties or interest for late payment shall be assessed. If the Premises are separately assessed, Tenant shall deliver a copy of the tax bill(s) and Tenant's payment to Landlord concurrently with its payment of Real Estate Taxes. Tenant's obligations under this Section 5.2 for periods within the Term shall survive the expiration of the Term of this Lease. In the event Landlord shall fail to provide Tenant with a statement or invoice for any Additional Rent pursuant to this Article within one
(1) year after accrual of the obligation represented by such statement or invoice, then Landlord shall be deemed to have waived its right to collect such Additional Rent. In addition, in the event that Landlord shall fail to invoice Tenant or any Additional Rent pursuant to this Article within twelve (12) months following the expiration or termination of the term, then Landlord shall be deemed to have waived its right to collect the same rent. No Real Estate Taxes, assessments, fees or charges referred to in this Section 5.2 shall be considered taxes under Article 11 hereof.

         5.3 Contest of Real Estates Taxes. If the Premises are separately assessed, Tenant may, upon the receipt of prior written approval of Landlord, such approval not to be unreasonably withheld, contest any Real Estate Taxes against the Premises and attempt to obtain a reduction in the assessed valuation of the Premises for the purpose of reducing any such tax assessment. In the event Landlord approves, and upon the request of Tenant, but without expense or liability to Landlord, Landlord shall cooperate with Tenant and execute any document which may be reasonable, necessary and proper for any proceeding. In the event Landlord desires to contest any Real Estate Taxes, Tenant agrees to cooperate with Landlord and execute any document which may be reasonably necessary and proper for any proceeding, at not cost to Tenant.


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

                                    ARTICLE 6

                  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

         6.1 Subordination. Upon written request of Landlord, or any mortgagee or beneficiary of Landlord, Tenant will in writing, subordinate its rights hereunder to the interest of any ground lessor of the Premises and to the lien of any mortgage or deed of trust, now or hereafter in force, against the Premises and to all advances made or hereafter to be made upon the security thereof, provided, however, that the ground lessor, or the mortgagee or trustee, as applicable, named in said mortgage or trust deed shall agree that Tenant's peaceable possession of the Premises and its rights under this Lease will not be diminished on account thereof provided Tenant is not in default of this Lease beyond any applicable cure period.

         6.2 Foreclosure. In the event (i) any proceedings are brought for foreclosure, or (ii) if the exercise of the power of sale under any mortgage or deed of trust, then, upon any such foreclosure or sale, Tenant agrees to recognize such beneficiary or purchaser as Landlord under this Lease, provided that Tenant's right to possession continues unabated and Tenant's rights under this Lease continue undiminished.

         6.3 Subordination, Non Disturbance and Attornment Agreement. Landlord agrees to request a Subordination, Non Disturbance and Attornment Agreement substantially in accordance with the form attached hereto as Exhibit C ("SNDA") from any future lender within thirty (30) days after Landlord obtains financing from such lender but Landlord cannot guarantee delivery of an SNDA; provided that if such SNDA is not so delivered, Tenant shall not be required to subordinate its rights under this Lease to such future lender's mortgage or deed of trust.

                                    ARTICLE 7

                                  STUDY PERIOD

Intentionally Omitted.

                                    ARTICLE 8

                             REPAIRS AND MAINTENANCE

         Tenant covenants and agrees at its expense to maintain and repair (including replacements) in first class condition, all of the improvements on the Premises as cross hatched on Exhibit A, including, without limitation, the structure, roof, walls, floor slab, foundation, exterior paint, plumbing system, electrical system, utility lines, hearing, ventilating and air conditioning systems, non-structural portions of Tenant's Building, the storefront, plate glass, doors and locks and landscaping, and as otherwise required under applicable law or the Shopping Center Documents. During the Primary Term and any Extension Term of this Lease, Landlord shall maintain and repair (including replacement) the area outside the Tenant's Control Area, as set forth in the Shopping Center's Documents and identified in the Site Plan.

                                    ARTICLE 9

                              ENVIRONMENTAL MATTERS

         Tenant shall not use the Premises for the production, sale or storage of any Hazardous Materials (as defined by any applicable governmental authority, and including petroleum products and asbestos), shall not use any Hazardous Materials on the Premises, and shall not cause any Hazardous Materials to be disposed of from, in or on the Premises by the acts of Tenant, unless said Hazardous Materials are of the type normally used in the ordinary course of operating and maintaining the Premises for their then current use and are stored, used and disposed of in strict accordance with all such laws, statutes, ordinances, codes, rules and regulations which are applicable to the Premises ("Environmental Regulations"). Tenant shall not cause any Hazardous Materials to be emitted, discharged, released, spilled or deposited from, in or on the Premises by the acts of Tenant. Tenant shall obtain and maintain all licenses and permits, and shall maintain all material safety data sheets with respect to


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

such Hazardous Materials, which are required by any Environmental Regulation. Landlord shall have the right to enter the Premises during regular business hours upon reasonable prior notice, but in no event less than twenty-four (24) hours (except in the case of an emergency), to inspect the same for compliance with the provisions of this Article. The obligation of Tenant hereunder shall survive the expiration or earlier termination of this Lease. Tenant agrees to indemnify, defend and hold Landlord and its officers, partners, employees and agents harmless from any claims, judgments, damages, fines, penalties, costs, liabilities (including sums paid in settlement of all claims) or loss, including attorneys' fees, consultants fees, and experts fees, which arise during or after the Term in connection with the presence of any Hazardous Materials in the Premises or around the Premises to the extent caused by the acts of Tenant, its agents, employees or contractors, except to the extent such hazardous or toxic substances are present due to the negligence or willful misconduct of Landlord, its officers, employees, agents, or contractors.

                                   ARTICLE 10

                                   ALTERATIONS

         Tenant shall not make any exterior or structural alterations in Tenant's Building without first obtaining the written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall be permitted to make interior non-structural alterations, additions and improvements in the Tenant's Building without Landlord's prior consent.

                                   ARTICLE 11

     FIXTURES AND PERSONAL PROPERTY AND PERSONAL PROPERTY AND BUSINESS TAXES

         Any trade fixtures, vault doors, business equipment, inventory, trademarked items, signs, decorative soffit, counters, shelving, showcases, mirrors and other removable property installed in or on the Premises by Tenant at its expense ("Tenant's Property"), shall remain the property of Tenant. Landlord agrees that Tenant shall have the right, at any time or from time to time, to remove any and all of Tenant's Property. Tenant at its expense shall immediately repair any damage occasioned by the removal of Tenant's Property from Tenant's Building and upon expiration or earlier termination of this Lease, shall leave the Premises in a neat and clean condition, free of debris, normal wear and tear expected. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operation on the Premises as well as upon Tenant's Property. No tax assessments, fees or charges referred to in this paragraph shall be considered as Real Estate Taxes under the provisions of Article 5 hereof.

                                   ARTICLE 12

                                     SIGNAGE

         Subject to governmental approvals, the Shopping Center Documents, and prior written approval of Landlord, Tenant shall have the right to install its prototypical signage on the exterior of its building as well as appropriate drive-thru signage in accordance with Exhibit G. Tenant agrees that its signage must comply with the Shopping Center Documents and with applicable governmental requirements. Landlord makes no representations or warranties concerning Tenant's ability to obtain signage approval from governing authorities. All signage shall be maintained at Tenant's sole cost. Tenant shall have the right to display the FDIC seal and its days and hours of operation on the interior of the exterior glass surfaces of the Demised Premises or on the interior of the front door of the Demised Premises. Tenant may temporarily display a "Grand Opening" or "Coming Soon" sign, provided that Landlord approves of its design, location, content and time period during which same may be displayed.

                                   ARTICLE 13

                                      LIENS

         Tenant shall discharge any lien, encumbrance or charge arising out of the work of any contractor, mechanic, laborer or material contracted for by Tenant. If any lien or notice of lien on account of an alleged debt of Tenant or any notice of contract by a party engaged by Tenant or Tenant's contractor to


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

work in the Premises shall be filed against the Premises, Tenant shall, within thirty (30) days after notice of the filing thereof, cause the same to be discharged of record by payment, deposit or bond. If Tenant fails to cause any such lien to be discharged of record within said thirty (30) day time period, Landlord may do so and Tenant shall, promptly, upon demand, reimburse Landlord for the reasonable costs and expenses associated therewith together with interest at the Default Rate.

                                   ARTICLE 14

                               LAWS AND ORDINANCES

         14.1 Compliance with Laws. Tenant shall, at its sole cost and expense, comply with all laws, ordinances, orders and regulations regarding the Premises. Tenant shall comply with the reasonable regulations and requirements of any insurance underwriter, inspection bureau or similar agency with respect to the Premises. Tenant shall not use or occupy the Premises for any purpose or in any manner which shall violate any of the terms and provisions of the Shopping Center Documents.

         14.2 Restrictions on Use. Tenant agrees not to (i) permit any illegal practice to be carried on or committed on the Premises; (ii) make use of or allow the Premises to be used for any purpose that might invalidate or increase the rate of insurance therefore; (iii) use the Premises for any purpose whatsoever which might create a nuisance; (iv) deface or injure the building on the Premises; (v) overload the floor; (vi) commit or suffer any waste; or (vii) install any electrical equipment that overloads lines.

                                   ARTICLE 15

                                    SERVICES

         15.1 Utility Service. Tenant shall be solely responsible for, and promptly pay, all charges for the use, temporary use and consumption of sewer, gas, electricity, water, phone, trash removal and all other utility services used within the Tenant's Building (including, without limitation, deposit, connection or tap-in charges or fees).

         15.2 Interruption of Services. Landlord shall not be liable to Tenant in damages or otherwise if utilities or services are interrupted or terminated because of necessary repairs, installations, or improvements, or any cause other than the negligence or willful misconduct of Landlord or its agents, contractors or employees nor shall any such interruption or termination relieve Tenant of the performance of any of its obligations hereunder. Notwithstanding the foregoing, nothing shall adversely affect Tenant's business or Tenant's right to quiet and peaceful enjoyment of the Premises. In the event Tenant is unable to operate its business in the Premises or any portion thereof due to the negligence of Landlord, during the majority of the building operating hours for two (2) consecutive business days, then rent and all other rent due under this Lease shall abate thereafter in the proportion that the Premises are unusable until the entire Premises (or portion thereof that was rendered unusable) are again usable.

                                   ARTICLE 16

                            SHOPPING CENTER DOCUMENTS

         16.1 Compliance with Shopping Center Documents. Notwithstanding anything in this Lease to the contrary (but subject to the last sentence of Article 1 hereof and to Article 50 hereof), Landlord and Tenant acknowledge and agree that this Lease shall be subject and subordinate to, and Tenant shall comply with, the terms and conditions set forth in the Shopping Center Documents. Accordingly, Tenant hereby covenants and agrees that during the Primary and any Extension Term it shall be responsible for all performance of obligations and all payments and common area maintenance costs and insurance, and shall be responsible to take at its expense all actions required under the Shopping Center Documents in respect of the Premises, including, without limitation, obtaining architectural approval of Tenant's Building, with Landlord having no responsibility therefor. Tenant acknowledges that ingress and egress to the Premises is provided pursuant to the Shopping Center Documents. Should Tenant elect to be open for business for hours greater than the majority of the other tenants or occupants of the Shopping Center, Tenant shall be responsible for any increased costs of operation, maintenance and repair of the Common Area caused thereby.

         16.2 Maintenance by Tenant. Subject to the Shopping Center Documents. Tenant covenants and agrees that it shall maintain or cause to be maintained Tenant's Control Area in good class order and repair.

                                   ARTICLE 17

                                   COMMON AREA

         17.1 Use by Tenant; Maintenance. Subject to the Shopping Center Documents, Tenant and its employees and invitees are, except as otherwise specifically provided in this Lease, authorized, empowered and privileged during the Term to use the Common Areas for their respective intended purposes in common with other persons. Landlord agrees to maintain, as par of the Common Area Costs, the Common Areas in good condition and keep the same properly lighted during the periods that a majority of the GLA in the Shopping Center is open and for a reasonable period thereafter; provided, however, that the manner in which the Common Areas shall be maintained shall be solely determined by Landlord. If any owner or tenant of any portion of the Shopping Center maintains Common Areas located upon its parcel or premises (Landlord shall have the right, in its sole discretion, to allow any purchaser or tenant to so maintain Common Areas located upon its parcel or premises and to be excluded from participation in the payment of Common Area Costs), Landlord shall not have any responsibility for the maintenance of that portion of the Common Areas and Tenant shall have no claims against Landlord arising out of any failure of such owner or tenant to so maintain its portion of the Common Areas.

         17.2 Common Areas Defined. "Common Areas" means all areas, facilities, and improvements provided in the Shopping Center from time to time for the convenience and use of tenants and patrons of the Shopping Center, and shall include, but not be limited to, the parking areas and facilities, sidewalks, stairways, service corridors, truckways, ramps, loading docks, delivery areas, landscaped areas, access and interior roads, lighting facilities and similar areas and facilities situated within the Shopping Center which are not reserved for the exclusive use of any Shopping Center occupants.

         17.3 Rules and Regulations. Tenant agrees to comply with such reasonable rules and regulations as Landlord may deem necessary or advisable for the proper efficient use, operation and maintenance of the Common Areas and all reasonable non-discriminatory modifications thereof and additions thereto from time to time put into effect and furnished to Tenant by Landlord. Landlord shall endeavor to enforce such rules and regulations, but shall have no liability to Tenant for the violation or non-performance by any other tenant or occupant of the Shopping Center of any such rules and regulations. Notwithstanding anything in the rules and regulations to the contrary, armored cars shall be permitted to operate, park, load and unload in any reasonable manner deemed appropriate by the armored car service in order to properly and safely perform its duties.

         17.4 Landlord's Control. Subject to the terms of the Shopping Center Documents, Landlord shall at all times during the Term have the sole and exclusive control, management and direction of the Common Areas and the right to make reasonable changes to the Common Areas, and may at any time and from time to time during the Term exclude and restrain any person from use or occupancy thereof, excepting, however, Tenant and other tenants of Landlord and bona fide invitees of either who make use of the said areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto. Notwithstanding the foregoing, Landlord shall not alter, modify, diminish or relocate the Common Areas in such a manner as to materially and adversely impact the visibility of the Premises, or access to or parking or traffic circulation within Tenant's Control Area as shown on Exhibit A-1. The rights of Tenant in and to the Common Areas shall at all times be subject to the terms of the Shopping Center Documents and the rights of others to use the same in common with the Tenant. Landlord may at any time and from time to time close all or any portion of the Common Areas to make repairs, improvements, alterations or changes and, to the extent necessary in the opinion of Landlord, to prevent a dedication thereof or the accrual of any rights to any person or to the public therein. Landlord may close temporarily any or all portions of the Common Areas to discourage noncustomer parking and use and to do and perform such other acts in and to the Common Areas as, in the exercise of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by occupants and tenants, their employees and invitees.

         17.5 Landlord's Use of Common Areas. Subject to the Shopping Center Documents, Landlord shall at all times have the right to utilize the Common Areas, or any part thereof, for promotions, exhibits, carnival type shows, rides, outdoor shows, displays, automobile and other product shows, the leasing of kiosks and food facilities, landscaping, decorative items, and any other such use, which, in Landlord's judgment, tends to attract customers to or benefit the customers of the Shopping Center and does not materially interfere with Tenant's business or the parking available for use by Tenant's customers.

         17.6 Common Area Costs. "Common Area Costs" mean all costs incurred in a manner deemed by Landlord to be reasonable and appropriate and for the best interests of the Shopping Center in connection with the management, operation, maintenance, replacement and repair of the Common Areas, including but not limited to security, landscaping, utilities, painting, striping, lighting, management fee (4% of gross revenues), administration fee of fifteen percent (15%) of Common Area Costs and pest control among other items.

          Common Area Costs shall not include depreciation of costs or expenses in connection with the original construction and installation of the Common Areas or Common Area Costs which are classified as capital expenditures under generally accepted accounting principles, provided, however, that the costs of improvements to the Common Areas intended to reduce Common Area Costs or as may from time to time be required by any newly enacted (after the date of this Lease) laws, ordinances, rules or regulations of any governmental authority or agency having jurisdiction thereof shall be includable in Common Area Costs to the extent of the annual amortization thereof over the useful life of the improvements.

          Common Area Costs shall not include principal or interest payments on any mortgage or deed of trust or ground rent payments under any ground lease; costs or expenses associated with leasing space in the Shopping Center or the sale of any interest in the Shopping Center, including marketing costs and brokerage commissions; costs of preparing, improving or altering space for a specific tenant; costs relating to maintaining Landlord's legal existence, either as a corporation, partnership or other entity; payments made to any entities that are related to Landlord to the extent such payments exceed the market rate customarily paid to unrelated entities for comparable goods or services; costs incurred because Landlord or any tenant violated the terms of any lease; costs that are reimbursed to Landlord by any source (other than additional rent provisions such as this one) (e.g., by way of warranties, insurance or condemnation proceeds, or payment by any other tenant); and costs incurred to remove or otherwise deal with any Hazardous Materials in, upon or under the Shopping Center that were not introduced by Tenant or any party for which Tenant is responsible.

          In view of the fact that Tenant is solely bearing the cost of maintaining, repairing, insuring and replacing all elements of its building, Landlord agrees that any share of Common Area Costs allocated to the Premises shall not include any costs associated with the maintenance, repair, insurance or replacement of any other buildings in the Shopping Center or the furnishing to any other premises in the Shopping Center of any work, service or utility the cost of which is being borne by Tenant with respect to the Premises.

         17.7 Tenant's Proportionate Share of Common Area Costs. Tenant agrees to pay to Landlord, as Additional Rent, Tenant's pro rata share of Common Area Costs in the following manner:

         (a) Tenant shall pay Landlord on the Commencement Date and on the first day of each calendar month of the Term thereafter an amount of $300.00 a month subject to annual CPI increases.

         (b) CPI means the index of changes of prices and services purchased by urban wage earner and clerical worker families to maintain their level of living - all items - all cities - as compiled and published by the United States Department of Labor, Bureau of Labor Statistics. If at any time such index is no longer compiled or published by the Department of Labor, Landlord will select such other index or standard as shall most clearly reflect changes in the cost of living for urban wage earners and which is generally recognized as authoritative by financial and insurance institutions. Thereafter the substitute index shall be the CPI.

                  The CPI for the month in which the Commencement Date occurs shall be the Base CPI for the purpose of all rent adjustments.

                  The CPI for the month of September preceding the next January adjustment date shall be the "Adjustment CPI."

                  If the Adjustment CPI exceed Base CPI, the difference is the "CPI Increase." The CPI Increase shall be divided by the Base CPI. The quotient shall be multiplied by the annual Common Area Costs and the result shall be added to the Common Area Costs for the period from the Adjustment Date until the end of the term or the next Adjustment Date, as the case may be.

                                   ARTICLE 18

                               DAMAGE TO PREMISES

         If the Tenant's Building is hereafter damaged, destroyed or rendered partially untenantable Tenant shall, within ninety (90) days after such casualty, commence repair of Tenant's Building, and within one hundred eighty
(180) days after commencement of such repair (or such additional time as may reasonably be required), restore Tenant's Building to substantially the same condition in which it was immediately prior to the occurrence of the casualty. In the event that fifty percent (50%) or more of the Tenant's Building is destroyed or rendered untentantable by fire or other casualty during the last two (2) years of the Primary or any Extension Term of this Lease (based upon the cost to replace the Tenant's Building as compared with the market value of Tenant's Building immediately prior to such fire or other casualty, as shown by certificate of Tenant's architect), then Landlord or Tenant shall have right to terminate this Lease effective as of the date of the casualty, by giving written notice of termination to the other within thirty (30) days of such casualty; provided, however, Tenant shall have the right to nullify any Landlord termination by exercising an option to extend this Lease (if available). If said notice of termination is given within this thirty (30) day period, this Lease shall terminate. If said notice is not given and Tenant is required or elects to repair or rebuild the Tenant's Building as herein provided, then Tenant shall repair and replace Tenant's Building, to at least its condition prior to the damage or destruction. In the event of a termination, the proceeds of any applicable insurance policies shall be distributed to Landlord or that amount equal to the amount of such insurance proceeds Landlord would have received pursuant to Section 19 but for Tenant's failure to properly insure the Premises as required herein.

         In the event that a Demised Premises shall be rendered wholly or partially untenantable by a casualty and this Lease is not terminated pursuant to the terms hereof, Tenant shall have the right (but not the obligation) to maintain a trailer at a location in the Shopping Center reasonably satisfactory to Landlord and Tenant, and shall have the right to conduct business therefrom during the time required to reconstruct the Demised Premises; it being acknowledged by Landlord that the ability to continue operation during any such period is of substantial importance to Tenant.

                                   ARTICLE 19

                                    INSURANCE

         19.1 Tenant's Property Insurance. Tenant shall carry, at its expense during the Term hereof, Special Form insurance (hereinafter, "Tenant's Property Insurance") covering fire and extended coverage, vandalism and malicious mischief, sprinkler leakage and all other perils of direct physical loss or damage insuring the improvements and betterments located within the building limit line, including all appurtenances thereto (including Tenant's Property) for the full replacement value thereof and with insurance companies having a Best's Insurance Guide rating of A:X or better qualified to do business in South Carolina as well as business interruption insurance. Tenant shall deliver to Landlord a certificate of Tenant's Property Insurance and Tenant's Liability Insurance prior to any entry by Tenant onto the Premises and thereafter prior to the expiration of any coverages in a certificate previously provided to Landlord.

         19.2 Tenant's Liability Insurance. Tenant shall carry Commercial General Liability ("Tenant's Liability Insurance") insurance on the Premises during the Term, with companies qualified to do business in South Carolina and naming Landlord (and, if requested, Landlord's mortgagee) as an additional insured, with companies reasonably satisfactory to Landlord and giving Landlord and Tenant a minimum of thirty (30) days written notice by the insurance company prior to cancellation, termination or change in such insurance. Such insurance shall be for limits of not less than One Million Dollars ($1,000,000.00) combined Bodily Injury and Property Damage Liability. Tenant shall have the right to self-insure solely with respect to plate glass insurance for the Demised Premises, provided Tenant maintains a minimum net worth of $50,000,000.00.

         19.3 Waiver of Subrogation. Landlord and Tenant, and all parties claiming under them, mutually release and discharge each other from all claims and liabilities arising from, or caused by, any casualty or hazard, covered, or required hereunder to be covered, in whole or in part by insurance on the Premises or in connection with property on, or activities conducted on, the Premises and waive any right of subrogation which might otherwise exist in, or accrue to, any person on account thereof.

         19.4 Failure to Insure. In the event that Tenant fails to cause the aforesaid insurance policies to be written and to pay the premiums for the same and deliver all such certificates of insurance or duplicate policy originals to Landlord within the time provided herein, Landlord shall have the right, without being obligated to do so, to obtain such insurance and pay the premiums therefor, and all such premiums paid by Landlord shall be promptly repaid to Landlord by Tenant as additional rent with interest at the Default Rate.

                                   ARTICLE 20

                                 INDEMNIFICATION

         20.1 Tenant's Indemnity. Tenant hereby indemnifies and holds harmless from, and against any and all claims, demands, liabilities, and expenses, including reasonable and actual attorney's fees, arising from any breach or default by Tenant of this Lease or from any negligence or willful misconduct of Tenant or its agents, employees or contractors in or about the Premises and the Shopping Center, except to the extent caused by Landlord's negligence or willful misconduct. In the event any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

         20.2 Landlord's Indemnity. Landlord hereby indemnifies and holds Tenant harmless from and against any and all claims, demands, liabilities, and expenses, including reasonable and actual attorney's fees, arising from any breach or default by Landlord of this Lease or from any negligent act or intentional act of Landlord or any act of Landlord or any of its agents, contractors or employees, occurring in or about the Shopping Center (exclusive of the Premises) except to the extent caused by Tenant's negligence or willful misconduct. In the event any action or proceedings shall be brought against Tenant by reason of any such claim, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant.

                                   ARTICLE 21

                            ASSIGNMENT AND SUBLETTING

         21.1 Right to Sublet and Assign. As long as Tenant's Use is not changed, Tenant shall have the right to sublet, assign or otherwise transfer its interest in this Lease to any parent or operating wholly-owned subsidiary of Tenant or to a corporation with which Tenant may merge or consolidate, without Landlord's approval, written or otherwise but with written notice to Landlord and assumption of all obligations by the assignee. In the vent of any such subletting, assignment or other transfer, Tenant shall remain primarily liable for the obligations of Tenant under this Lease. In no event shall Tenant assign to a multiple use.

         21.2 Restrictions on Sublet and Assignment. The consent by Landlord to any other transfer, assignment or subletting shall not be unreasonably withheld, conditioned or delayed. It will not be deemed unreasonable to Landlord to demand financials and all other items required herein. Landlord's review shall include, without limitation, the subtenant's or assignee's intended use of the Premises, which intended use, shall not violate the Shopping Center Documents on any exclusives and/or restrictions on the Shopping Center. In the event that Tenant proposes any transfer of this Lease or transfer of Tenant's leasehold interest and if the consent of Landlord is required for such transfer, Tenant shall notify Landlord in writing by certified mail or other nationally recognized overnight delivery service having tracking ability at least thirty (30) days before the date on which the transfer is to be effective and, included with such notice, Tenant shall furnish Landlord with: (i) the name of the entity receiving such transfer (the "Transferee"); (ii) a detailed description of the business of the Transferee; (iii) audited financial statements of the Transferee (provided that unaudited financial statements shall be accepted if audited financial statements are not readily available, if signed by an officer of the company);
(iv) all written agreements governing the transfer; (v) any information reasonably requested by Landlord with respect to the transfer or the Transferee; and (vi) a fee of One Thousand and 00/100 Dollars ($1,000.00) to compensate Landlord for legal fees, costs of administration, and other expenses to be incurred in connection with the review and processing of such documentation (whether or not such transfer is consummated). Landlord shall respond to Tenant's request for approval or disapproval of the transfer within thirty (30) days after Landlord receives the request and the documents and information set forth above. No transfer will release Tenant of Tenant's obligations to be performed by Tenant hereunder. Consent by Landlord to one (1) transfer will not be deemed consent to any subsequent transfer. In the event of default by Transferee of Tenant or any successor tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. No such transfer, assignment or subletting shall relieve Tenant from its obligations under this Lease.

                                   ARTICLE 22

                               ACCESS TO PREMISES

         Upon reasonable prior notice and compliance with Tenant's security requirements, but in no event less than twenty-four (24) hours (except in the case of an emergency when no notice is required), Landlord may enter the Premises (exclusive of secured areas) during Tenant's business hours for purposes of inspection or to show the Premises to prospective purchasers and lenders.

                                   ARTICLE 23

                               DEFAULTS BY TENANT

         23.1 Defaults. The occurrence of any of the following shall constitute a default and breach of this Lease by Tenant:

(i) Any failure by Tenant to pay Rent or make any other payment required to be made by Tenant hereunder within five (5) business days after Tenant's receipt of written notice from Landlord.

(ii) A failure by Tenant to observe and perform any other material provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after Tenant's receipt of written notice thereof from Landlord, except that this thirty (30) day period shall be extended for a reasonable period of time if the alleged default is not reasonably capable of cure within said thirty (30) day period and Tenant proceeds to diligently cure such failure.

(iii) Any general assignment made by Tenant for the benefit of creditors, the filing by, or against, Tenant of a petition to have Tenant adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days), the appointment of a trustee or receiver to take possession that is not restored to Tenant within thirty (30) days, or the attachment, execution or other judicial seizure that is not discharged within thirty (30) days.

         23.2 Remedies. In the event of any such default by Tenant, Landlord shall be entitled to all the following remedies and any other remedy available at law or in equity, except as otherwise provided herein:

(i) Landlord may terminate this Lease by delivering written notice of termination to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord; provided that, if Tenant fails to surrender the Premises, then Landlord may, without prejudice to any other remedy it has for possession of the Premises or arrearages in Rent or other damages, re-enter and take possession of the Premises and expel or remove Tenant and any other person occupying the Premises or any part thereof, in accordance with applicable law.

(ii) Landlord may re-enter and take possession of the Premises, without terminating the Lease, in accordance with applicable law, and relet the Premises, applying the rent received to the account of Tenant. No reletting by Landlord is considered to be for Landlord's own account unless Landlord has notified Tenant in writing that this Lease has been terminated. In addition, no such reletting is to be considered an acceptance of Tenant's surrender of the Premises unless Landlord so notifies Tenant in writing.

(iii) Landlord may re-enter the Premises, without terminating the Lease or being liable for any damages, whether caused by the negligence of Landlord or otherwise, and do whatever Tenant is obligated to do under this Lease, in which event Tenant shall pay to Landlord, upon demand, the reasonable expenses paid by Landlord in satisfying Tenant's obligations under this Lease. Any sums so expended by Landlord shall bear interest at the Default Rate from the date expended until the date Landlord is repaid.

(iv) Landlord may demand and Tenant shall pay the Rent due for the balance of the Term of this Lease in a lump sum, such lump sum payment being reduced to present value using a discount factor of six percent (6%) and being reduced by the then fair market rent for the Premises, also reduced to present value using a discount factor of six percent (6%).

         23.3 No Termination. If Landlord obtains possession of the Premises as a result of Tenant's abandonment of same or by a decree from a court of competent jurisdiction, this shall not be construed as an election by Landlord to terminate this Lease, unless Landlord provides Tenant with a written notice of such election.

         23.4 Landlord's Self-Help. If Tenant at any time fails to perform any of its obligation under this Lease in a manner reasonably satisfactory to Landlord, Landlord shall have the right, but not the obligations, upon giving Tenant at lease ten (10) days prior written notice of its election to do so (in the event of an emergency, no such prior notice shall be required), to perform such obligations on behalf of and for the account of Tenant and to take all such action necessary to perform such obligations without liability to Tenant for any loss or damage which may result to Tenant's stock or business by reason of the performance of such obligations by Landlord. In such event Landlord's costs and expenses incurred therein shall be paid by Tenant forthwith upon demand therefor with interest thereon from the date Landlord performs such obligations to the date of payment by Tenant at the Default Rate. The performance by Landlord of any such obligation shall not constitute a release of Tenant therefrom or a waiver by Landlord of Landlord's right to enforce such obligation.

                                   ARTICLE 24

                              SURRENDER OF PREMISES

         Tenant shall, upon the expiration of the Term granted herein, or any earlier termination of this Leas for any cause, surrender the Premises to Landlord, as well as, transfer and quitclaim all interest in Tenant's Building and equipment then upon the Premises without need of any further legal documentation, and further surrender all alterations, improvements and other additions which may be made or installed to, in, upon or about the Premises, other than Tenant's Property (which shall remain the property of Tenant), broom clean, without any damage, injury or disturbance thereto (reasonable wear and tear, loss due to condemnation, and damage due to casualty excepted), or payment therefor, and shall remove all of its signage and repair any damage caused by such removal.

                                   ARTICLE 25

                                 EMINENT DOMAIN

         25.1 Total Taking. If all of the Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority ("Taking") or a material portion of Tenant's Building shall be lost in a taking rendering the Premises unsuitable for the then current use of the Premises in the reasonable judgment of Landlord and Tenant, then, this Lease shall terminate and expire as of the date of such Taking, and both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder.

         25.2 Parking Taking. If more than twenty percent (20%) of the square footage of the parking area on the Premises is lost in a Taking then Tenant shall have the right to terminate this Lease as of the date of the Taking.

         25.3 Timely Notice. Any termination notice pursuant to this Article must be delivered within sixty (60) days after the date the applicable property is taken by the condemning authority.

         25.4 Release on Taking. In the event of such termination, both Landlord and Tenant shall thereupon be released from any liability thereafter accruing hereunder.

         25.5 Tenant's Award. Whether or not this Lease is terminated, nothing herein shall be deemed to affect Tenant's right to receive compensation for damages to Tenant's Property. If this Lease is terminated pursuant to this
Article 25, all Rent and other charges for the last month of Tenant's occupancy shall be prorated and Landlord shall refund to Tenant any Rent or other charges paid in advance.

         25.6 Partial Taking. If less than all of the Premises is lost in a Taking but the remaining portion of the Premises in the reasonable judgment of Landlord and Tenant may be used for the use of the Premises at the date of the Taking, Tenant shall remain in that portion of the Premises which shall not have been appropriated or taken, and Tenant shall, at its cost and expense restore the remaining portion of the Premises to a complete unit of like quality and character as existed prior to such appropriation or taking and thereafter, all Rent and payment obligations of Tenant shall be adjusted on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining. For purposes of this Article 25, a voluntary sale or conveyance in lieu of condemnation but under threat of condemnation shall be deemed a Taking.

         25.7 Tenant's Claims. On such entire or partial taking, Landlord and Tenant shall pursue, in their respective individual and separate names and rights, unless otherwise required by law, such remedies and make such claims as they may have against the authority exercising such right of eminent domain or other lawful taking as if this Lease and the term hereof had not expired (whether or not such expiration shall have occurred on account of such taking), and for the purpose of determining the respective rights and remedies of the parties, or for the purpose of an equitable apportionment of the award for damages if made to the Landlord and Tenant jointly, or if made to Landlord or Tenant, Landlord shall be deemed to be the owner of the land constituting the Premises and Tenant shall be deemed to be the owner of the buildings and all other vertical improvements situated upon the Premises. Rent shall be apportioned and adjusted to the date possession is required to be surrendered. The award for the value of land taken as if unencumbered by this Lease shall be paid first and in its entirety to Landlord. The award for the value of the building and improvements shall be paid to Tenant. Landlord and Tenant shall each have a right to claim a right of its loss of leasehold estate or rent. Tenant shall be responsible for and there shall be deducted from the amount payable to Tenant any amount payable or apportioned to any mortgagee or sublessee of Tenant as their interests may appear.

                                   ARTICLE 26

                                 ATTORNEYS' FEES

         If at any time during the Term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease or any default hereunder, then the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses for attorneys' fees, paralegal fees and disbursements incurred therein by the successful party. Such reimbursement shall include all legal expenses incurred prior to trial, at trial and at all levels of appeal and post judgment proceedings.

                                   ARTICLE 27

                                     NOTICES

         Notices and demands required, or permitted, to be sent to those listed hereunder shall be sent by certified mail, return receipt requested, postage prepaid, or by Federal Express or other reputable overnight courier service having tracking service and shall be deemed to have been delivered on the earlier to occur of the date of delivery or the date after attempt to deliver (as disclosed by the records of the carrier), to address shown below:

LANDLORD:                              TENANT:

Regency Centers Corporation            Carolina National Bank & Trust Company
121 West Forsyth Street, Suite 200     1350 Main Street
Jacksonville, Florida  32202           Columbia, SC  29201
Attention:  Lease Administrator        Attention:  Roger B. Whaley

With a copy to:

Regency Centers Corporation
121 West Forsyth Street, Suite 200
Jacksonville, Florida 32202
Attention:  Legal Department

or at such other address requested in writing by either party upon thirty (30) days notice to the other party.

                                   ARTICLE 28

                                    REMEDIES

         All rights and remedies of Landlord and Tenant herein created or otherwise extending at law are cumulative and the exercise of one or more rights or remedies may be exercised and enforced concurrently or consecutively and whenever and as often as deemed desirable.

                                   ARTICLE 29

                        LIMITATION OF LANDLORD LIABILITY

         Landlord shall not be liable to Tenant for any damage or liability of any kind or for any injury to or death of any persons or damage to any property on or about the Premises from any cause whatsoever, except to the extent any such matter is not covered by insurance required to be maintained by Tenant under this Lease and is attributable to Landlord's gross negligence or willful misconduct. If Landlord defaults under this Lease and if, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment against the right, title and interest of Landlord in the Shopping Center as the same may then be constituted and encumbered, and Landlord shall not be liable for any deficiency. Notwithstanding anything contained in this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers, members or shareholders of Landlord or against Landlord's partners or any other persons or entities having any interest in Landlord, or any of their personal assets for satisfaction of any liability with respect to this Lease.

                                   ARTICLE 30

                             SUCCESSORS AND ASSIGNS

         All covenants, promises, conditions, representations and agreements herein contained shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

                                   ARTICLE 31

                                     WAIVER

         The failure of either Landlord or Tenant to insist upon strict performance by the other of any of the covenants, conditions and agreements of this Lease shall not be deemed a waiver of any subsequent breach or default in any of the covenants, conditions and agreements of this Lease. No surrender of the Premises by Tenant shall be affected by Landlord's acceptance of Rent or by other means whatsoever, unless the same is evidenced by Landlord's written acceptance of the surrender.

                                   ARTICLE 32

                                  HOLDING OVER

         If Tenant, or any party claiming under Tenant, remains in possession of the Premises, or any part thereof, after any termination or expiration of the Term of this Lease, without Landlord's consent, Landlord may treat such holdover as an automatic extension of this Lease for a month to month tenancy, subject to all the terms and conditions provided herein; provided, however, the monthly Base Annual Rent shall be one hundred fifty percent (150%) of the monthly Base Annual Rent during the last month of Tenant's occupancy prior to the expiration or earlier termination of this Lease. Landlord may terminate this month to month tenancy with thirty (30) days prior written notice to Tenant. Tenant's further holdover after Landlord's notice shall be an unlawful detainer subject to immediate eviction.

                                   ARTICLE 33

                                 INTERPRETATION

         The parties hereto agree that it is their intention hereby to create only the relationship of Landlord and Tenant, and no provision hereof, or act of either party hereunder, shall ever be construed as creating the relationship between the parties of (i) principal and agent, (ii) partners, or (iii) joint venturers.

                                   ARTICLE 34

                      COVENANT OF TITLE AND QUIET ENJOYMENT

         Landlord represents and warrants that: (i) Upon its acquisition of title to the Shopping Center, it will be the fee simple owner and record title holder of the Premises, (ii) Landlord has not received any notice, and does not have any knowledge, of any eminent domain or similar proceeding which would affect all, or any portion, of the Premises, (iii) Landlord has the full right, power and authority to make this Lease, (iv) except for Shopping Center Documents, no restrictive covenant, easement, lease or other written agreement restricts, prohibits or otherwise affects Tenant's rights set forth in this Lease, and (v) that Tenant upon the payment of the Rent and performance of the covenants hereunder, shall and may peaceably and quietly have, hold and enjoy the Premises and improvements thereon during the Primary Term or any Extension Term.

                                   ARTICLE 35

                                    ESTOPPEL

         At any time and from time to time either party, upon request of the other party, will execute, acknowledge and deliver an instrument, stating, if the same be true, that this Lease is a true and exact copy of the Lease between the parties hereto, that there are no amendments hereof (or, if not so, stating what amendments there may be), that this Lease is then in full force and effect and that, to the best of its knowledge, there are no offsets, defenses or counterclaims with respect to the payment of Rent reserved hereunder or in the performance of the other terms, covenants and conditions hereof on the part of Tenant or Landlord, as the case may be, to be performed (or, if not so, setting forth those offsets, defenses or counterclaims existing) and that, as of such date, no default has been declared hereunder by either party or, if a default has been declared, such instrument shall specify same. Such instrument will be executed by the other party and delivered to the requesting party within fifteen
(15) days of receipt, or else the statements made in the proposed estoppel request shall be deemed current.

                                   ARTICLE 36

                                    RECORDING

         Upon  satisfaction  or  removal  of all  Contingencies  as set forth in
Article 49, at the request of either party, the parties shall execute and record a Memorandum of Lease in the form attached hereto as Exhibit E. Any recording or other costs or taxes associated with or caused by the recordation of such Memorandum of Lease shall be borne entirely by the party requesting execution and recordation of such Memorandum of Lease. This Lease shall not be recorded.

                                   ARTICLE 37

                                  FORCE MAJEURE

         In the event that either party hereto shall be delayed or hindered in or prevented from the performance required hereunder (other than the payment of any monetary obligation due hereunder) by reason of strikes, lockouts, labor troubles, failure of power, riots, insurrection, war, acts of God, or other reason of like nature, not the fault of the party delayed in performing work or doing acts (hereinafter, "Permitted Delay" or "Permitted Delays"), such party shall be excused for the period of time equivalent to the delay caused by such Permitted Delay. Notwithstanding the foregoing, any extension of time for a Permitted Delay shall be conditioned upon the party seeking an extension of time by delivering written notice of such Permitted Delay to the other party within ten (10) days of the event causing the Permitted Delay.

                                   ARTICLE 38

                    OBLIGATIONS PRIOR TO COMMENCEMENT OF TERM

         All of the provisions of this Lease, with the exception of Tenant's obligation to pay Rent, shall be in full force and effect from the date hereof to the Rent Commencement Date.

                                   ARTICLE 39

                            WAIVER OF LANDLORD'S LIEN

         Landlord hereby waives any contractual, statutory or other Landlord's lien on Tenant's Property.

                                   ARTICLE 40

                                  SEVERABILITY

         Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

                                   ARTICLE 41

                             GOVERNING LAW AND VENUE

         This  Lease  shall  be  governed  by the  laws of the  State  of  South
Carolina.

                                   ARTICLE 42

                                     BROKERS

         Landlord and Tenant represent and warrant one to the other that they have not had any dealings with any real estate brokers or agents in connection with the negotiation of this Lease. In addition, Landlord and Tenant agree to indemnify and hold each other harmless from and against any and all liability and cost which Landlord or Tenant, as applicable, may suffer in connection with any other real estate brokers claiming by, through, or under Landlord or Tenant, as applicable, seeking any commission, fee or payment in connection with this Lease.

                                   ARTICLE 43

                                TENANT'S CONDUCT

         Subject to applicable law, Tenant shall conduct its business on the Premises on all usual hours and days of Tenant's other branches in South Carolina. Tenant shall not be required to be open for business for any hours in excess of such standard business hours as are in force from time to time at a majority of Tenant's other branches in South Carolina. The Premises may be closed on all Federal and State bank holidays and, further, during reasonable periods of alteration, repair and renovation (not to exceed thirty (30) days) or as a result of snow and ice, interruption of utilities or for other similar causes beyond Tenant's control. Notwithstanding the foregoing, in the event Tenant shall fail to operate its business in the Premises for more than one hundred eighty (180) consecutive days and such failure is not due to casualty or repair, condemnation, remodeling or other cause beyond Tenant's control, then Landlord shall have the right to (i) continue to accept Tenant's payment of Rent and allow Tenant to remain in possession of the Premises or (ii) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord and be released from all obligations under this Lease thereafter.

                                   ARTICLE 44

                OBLIGATIONS WHICH SURVIVE EXPIRATION OF THE LEASE

         The following obligations of Landlord and Tenant shall survive the expiration or termination of this Lease: (a) any obligation herein permitted to be performed after the expiration or termination of this Lease; (b) any obligation not reasonably susceptible to performance prior to the expiration or termination of this Lease; and (c) any obligation, required hereunder to be performed at or before the expiration or termination of this Lease, not so performed. In addition, in the event that Landlord shall fail to invoice Tenant for any Additional Rent pursuant to this Lease within twelve (12) months following the expiration or termination of the term, then Landlord shall be deemed to have waived its right to collect the same rent.

                                   ARTICLE 45

                               TIME OF THE ESSENCE

         Time shall be of the essence in interpreting the provisions of this Lease.

                                   ARTICLE 46

                                ENTIRE AGREEMENT

         This Lease contains all of the agreements of the parties hereto with respect to matters covered or mentioned herein and no prior agreement, letters, representations, warranties, promises or understandings pertaining to any such matters shall be effective for any such purpose. This Lease may be amended or added to only by an agreement in writing signed by the parties hereto or their respective successors in interest.

                                   ARTICLE 47

                            PRELIMINARY NEGOTIATIONS

         The submission of this lease form to Tenant for examination does not constitute an offer to lease or a reservation of an option to lease. In addition, Landlord and Tenant acknowledge that neither of them shall be bound by the representations, promises or preliminary negotiations with respect to the Premises made by their respective employees or agents. It is their intention that neither party be legally bound in anyway until this Lease has been fully executed by both Landlord and Tenant.

                                   ARTICLE 48

                              WAIVER OF JURY TRIAL

         Landlord and Tenant hereby knowingly, voluntarily and intentionally waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on account of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, the entry into this Lease and/or any claim of injury or damage resulting therefrom.

                                   ARTICLE 49

                                   CONTINGENCY

         This Lease shall be contingent upon satisfaction of the following conditions:

                  Termination of the existing Lease with Wachovia.

                                   ARTICLE 50

                                       DEC

         Tenant shall not be required to comply with any provision of the DEC to the extent that the same prevents Tenant from operating its business at the Premises, in accordance with this Lease, in a commercially reasonable manner. Tenant acknowledges and agrees that, notwithstanding anything to the contrary in this Lease, except for the immediately preceding sentence, this Lease shall be subject and subordinate to the terms and conditions of the DEC, and that Tenant shall comply with all provisions of the DEC. As between Landlord and Tenant, the terms of this Lease shall control in the event of any conflict between the terms of the recorded DEC and the terms of this Lease. Tenant acknowledges and agrees that, notwithstanding anything to the contrary in this Lease, to the extent that this Lease imposes obligations with respect to the management, maintenance, control, and/or operation of the Common Areas or any other portion of the Shopping Center, Landlord shall only be responsible for complying with such provisions to the extent that (a) Landlord then owns the subject portion of the Shopping Center, and (b) whether or not Landlord owns the subject portion of the Shopping Center, Landlord is the party then obligated, pursuant to DEC or any other similar instrument to perform or comply with the subject obligations. In the event that, under the DEC or any other similar instrument, a party other than Landlord is obligated to perform or comply with any particular obligation, then Landlord shall be deemed to have complied with the provisions hereof so long as Landlord uses commercially reasonable and diligent efforts to cause the responsible party to perform or comply with the subject obligation (provided that the commencement of litigation or form legal proceedings shall not be required of Landlord pursuant hereto).

         IN WITNESS WHEREOF, the parties hereto have executed this Lease on the day and year first mentioned, the corporate party or parties by its or their proper offices thereto duly authorized.

WITNESSES:                        TENANT:

                                  Carolina National Bank and Trust Company

--------------------------        --------------------------------------------
                                  Print Name:  Roger B. Whaley
                                  Title:  President/CEO
-------------------------


WITNESSES:                        LANDLORD:

                                  MCW-RC-SC-Northpointe, LLC,
                                  a Delaware limited liability company
                                  FEIN: 20-1356728
                                  By:  Macquarie CountryWide - Regency, LLC,
                                  a Delaware limited liability company

                                           By:  Regency Centers Corporation,
                                           a Florida corporation
                                           Its:  General Partner



-------------------------              ---------------------------------------
                                  By:
                                       ---------------------------------------
                                  Its:
-------------------------               --------------------------------------




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